SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------


                            Washington, D.C. 20549



                                  FORM 8-K
                                  --------

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



        Date Report (Date of earliest event reported) August 17, 1998



                    BONNEVILLE PACIFIC CORPORATION
                    ------------------------------
          (Exact name of registrant as specified in charter)



      Delaware                  0-14846           87-0363215
      -----------------------------------------------------------------
      (State or other           (Commission       (IRA Employer
      jurisdiction of           File Number)      Identification No.)
      incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.     Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period July 1, 1998 to July 31, 1998, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.     Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                          BONNEVILLE PACIFIC CORPORATION



                               /s/ Roger G. Segal
                          By:  Roger G. Segal, Chapter 11 Trustee

DATED August 17, 1998

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                  BONNEVILLE PACIFIC CORPORATION



                       /s/ R. Stephen Blackham
                  By:  R. Stephen Blackham, Assistant Controller

DATED August 17, 1998

                          INDEX TO EXHIBITS


Exhibit                                               Page No.


28.1     Monthly Financial Report - Chapter 11,
         for the period July 1, 1998 to July 31,
         1998, of the Registrant, dated
         August 17, 1998 as filed by the Registrant
         with the United States Bankruptcy Court
         for the District of Utah, Central
         Division on August 17, 1998 . . . . . . . . . . 5

                                                MONTHLY FINANCIAL REPORT
                                                CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO. 91A-27701      For Period July 1 to July 31, 1998
         ---------                 -----------------------
         Accounting Method Used:  [X] Accrual Basis   [ ] Cash Basis


                                 COVER SHEET
-----------------------------------------------------------------------------
                      THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box          MONTH.  The debtor must attach each of the following
For Each Required     reports/documents unless the U.S. Trustee has waived
Report/Document       the requirement in writing.  File original with
                      Clerk of Court.  File duplicate with U.S. Trustee
-----------------------------------------------------------------------------
Report/
Document   Previously
Attached   Waived      REQUIRED REPORTS/DOCUMENTS
-----------------------------------------------------------------------------
  [X]         [ ]      Cash Receipts & Disbursements Statement (Form 2-B)
  [X]         [ ]      Balance Sheet (Form 2-C)
  [X]         [ ]      Profit and Loss Statement (Form 2-D)
  [X]         [ ]      Supporting Schedules (Form 2-E)
  [X]         [ ]      Quarterly Fee Summary (Form 2-F)
  [X]         [ ]      Narrative (Form 2-G)
  [X]         [ ]      Bank Statement(s) for Debtor in Possession Account(s)
-----------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly
Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: August 17, 1998
             ---------------

                            Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                                        /s/ R. Stephen Blackham
                            By:         R. Stephen Blackham
                            Position:   Assistant Controller

                 Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 17th day of August 1998.


                            /s/ Roger G. Segal
                      By:  Roger G. Segal, Chapter 11 Trustee

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Bankruptcy No. 91A-27701
                                 Narrative
                    For the Month Ended July 31, 1998


                                 Form 2-G


-----------------------------------------------------------------------------



Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of July 1998 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of July and the first part of August 1998(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The SEGAL V. PORTLAND GENERAL, ET AL. action in the United
     States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee. The Litigation has been concluded.

     The Trustee also entered into "tolling agreements" with certain persons which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person. The Trustee is no longer considering possible claims against any person who executed a tolling agreement and at this time the Trustee does not anticipate that litigation will be commenced against any person who entered into a tolling agreement.
---------------
(1) This narrative attempts to summarize significant events affecting the Company through approximately August 14, 1998.

     On December 1, 1997, the Trustee filed a Motion for Authority to Terminate the Debtor's ESOP and Distribute its Assets among the ESOP's 199 Participants, all of whom are past and/or present employees of the Debtor and its subsidiaries. A hearing on the Motion was held as scheduled on January 12, 1998 at which hearing the Court approved the Motion. The Company, the ESOP Trustee and the Trustee are continuing with the action necessary to terminate the ESOP and to distribute the ESOP assets to the qualified participants. The assets of the ESOP that are being distributed to the participants include an allowed, pre-petition $984,245.47 Section 510(b) equity claim against the Company arising from the ESOP's purchase of the Company's common stock.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company and
     NCA #1 have resolved their dispute concerning curtailment issues and the settlement has been approved. On September 27, 1996, NCA #1 was served with Findings and Notices of Violation issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system to control Nox emissions. Management of NCA#1 has disputed the EPA's claims. Representatives of both sides of this dispute have reached an agreement in principle. Attorneys for the EPA have recently submitted a revised draft of a proposed agreement ("Consent Decree") which has been reviewed by representatives of NCA#1 and representatives of NCA #1 have provided their comments concerning the revised draft of the proposed agreement to attorneys for the EPA and which the parties anticipate will be finalized and signed sometime later this year.

On April 22, 1998 the Trustee filed with the Bankruptcy Court, the "Disclosure Statement for Trustee's Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998" (hereafter the "Disclosure Statement").
The Trustee believes that the proposed Chapter 11 Plan which is attached to the Disclosure Statement as Exhibit "1" (hereafter "Trustee's Proposed Plan") is consistent with the provisions of the December 31, 1997 "Conditional
Letter Agreement" between the Trustee and certain creditors of the Company. The Disclosure Statement, along with all its exhibits, totals approximately 600 pages in length and a copy has been filed with the United States Securities and Exchange Commission.

The Disclosure Statement itemizes and discusses in detail all of the Company's assets and liabilities. The Trustee's Proposed Plan sets forth the proposed treatment of all the Company's creditors and equity holders. The

Trustee's Proposed Plan, if confirmed by the Bankruptcy Court, would resolve most of the legal and factual disputes which currently affect the Company.(2)

A hearing before the Bankruptcy Court on the adequacy of the Disclosure Statement, as well as a hearing on the "Trustee's Motion Regarding Plan Confirmation Issues", was scheduled for June 3, 1998.(3) Wexford Management, L.L.C. ("Wexford") and C. Derek Anderson ("Anderson"), each shareholders of Bonneville, the Ad Hoc Committee of Common Shareholders (consisting of
Thomas Keyes, Steven Steinhouse & Wexford) and Billy R. Thedford, a debenture holder, each filed objections to the Trustee's proposed Disclosure Statement (hereafter collectively the "Objecting Parties").

The hearing on the adequacy of the Disclosure Statement and on the Trustee's Motion was held on June 3, 1998 as scheduled. At the hearing the Trustee informed the Court that the Trustee would be making certain amendments to the Trustee's proposed Plan and the Disclosure Statement ("Amendments"). The Court, after hearing the arguments of counsel for the Trustee and for the Objecting Parties, preliminarily ruled that the Disclosure Statement, as modified by the Amendments, would be approved. The Court scheduled a hearing for July 1, 1998 to consider (a) the Amendments to the Disclosure Statement (and any objection thereto); (b) a proposed form of Order Approving the Disclosure Statement (with the Amendments thereto); and (c) modifications to the Trustee's April 22, 1998 "Motion Regarding Plan Confirmation Issues".

On June 19, 1998 the Trustee filed his Amendments, including the amendments to the Disclosure Statement (hereafter the "Trustee's Amended Disclosure Statement"), and amendments to the Trustees' Proposed Plan (hereafter the "Trustee's Amended Plan").

Wexford and Anderson filed objections to the Trustee's Amended Disclosure Statement. On July 1, 1998, Anderson also filed a Motion Requesting Continuance of the July 1, 1998 Hearing on the Adequacy of the Trustee's Amended Disclosure Statement.
---------------
(2)  One of the issues which would be resolved (settled) if the
     Trustee's Proposed Plan is confirmed is the amount of post-
     petition interest to be paid on the approximately $100 million in senior (pre-petition) debt. On December 12, 1997, C. Derek Anderson initiated (and later served) an Adversary Proceeding in the Bankruptcy Court against one of the senior creditors, Halcyon/Alan B. Slifka Management Co.("Halcyon"), seeking a judgment declaring that Halcyon is not entitled to any (or limited) post-petition interest (Adversary Proceeding No. 97PA-2396). The Trustee moved to intervene in the Adversary Proceeding and the Trustee's motion to intervene was granted at a hearing held on March 2, 1998.  The Trustee then filed a
     Motion to Dismiss Anderson's complaint because the Trustee believes that the post-petition interest issue is better
     resolved (settled) in the plan confirmation process instead of in an adversary proceeding which involves only two parties-in-
     interest.   Halcyon also filed a Motion to Dismiss.  The
     hearing on the Motions to Dismiss was held as scheduled on March 30, 1998 at which hearing the Court granted the Motions and dismissed, without prejudice, the Adversary Proceeding.
     The Order Dismissing the Adversary Proceeding was entered on
     April 15, 1998 and Derek Anderson, on or about April 24, 1998, filed an appeal of such Order. The Trustee has filed a Motion to Dismiss the Appeal and Derek Anderson on or about June 5, 1998 filed his opposition to the Trustee's Motion to Dismiss the Appeal.

(3) On or about May 18, 1998, the Bankruptcy Court denied C. Derek Anderson's ex-parte motion to continue (for several weeks) the hearing on the adequacy of the Disclosure Statement.

Wexford on or about June 15, 1998 filed its "Shareholder's Plan of Reorganization" and on or about June 19, 1998 filed its "Amended
Shareholder's Plan of Reorganization" (hereafter "Wexford's Proposed Plan"). On or about June 19, 1998, Wexford filed its Disclosure Statement related to Wexford's Proposed Plan (hereafter "Wexford's Disclosure Statement") and, based upon a Motion to Shorten Time and to Limit Notice, which Motion was granted, a hearing on Wexford's Disclosure Statement was scheduled for July 1, 1998. Wexford's Proposed Plan was similar to the Trustee's Proposed Plan except in Wexford's Proposed Plan claimants in Classes 1, 2, 3 and 4 would receive less interest on their senior unsecured claims with claimants or equity holders in Classes 6 through 11 receiving most of the benefit of such reductions to Classes 1, 2, 3 and 4.

The Trustee, Halcyon, Norwest Bank (Indenture Trustee), Wellhead Electric (and affiliates) and State Street Bank filed objections to the adequacy of Wexford's Disclosure Statement.

At the hearings held on July 1, 1998, the Bankruptcy Court (1) denied Anderson's Motion to Continue the Hearing on the Trustee's Amended Disclosure Statement; (2) held that Wexford's Disclosure Statement was not sufficient and therefore denied approval of Wexford's Disclosure Statement; (3) approved the Trustee's Amended Disclosure Statement; and (4) approved the Trustee's Amended Motion Regarding Plan Confirmation Issues. On July 2, 1998 the Court entered formal orders (1) Approving the Trustee's Amended Disclosure Statement for the Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998; and (2) Scheduling Confirmation Hearing, Temporarily Allowing Claims for Voting Purposes and Approving Other Procedures.

A hearing on the confirmation of the Trustee's Amended Plan has been scheduled to begin on August 26, 1998 at 9:00 o'clock a.m. The Trustee's Amended Disclosure Statement along with the Trustee's Amended Plan and ballots, where appropriate, were initially mailed on July 17,1998 to creditors and equity holders in accordance with the Bankruptcy Court's Order. Notice of the confirmation hearing (and other matters related to the Plan) was also published in various newspapers during the first part of July, 1998. Ballots for voting to accept or reject the Trustee's Amended Plan must be received by the Trustee by no later than August 17, 1998 in order to be counted. Objections to the confirmation of the Trustee's Amended Plan must be filed and served by no later than August 17, 1998.

At the present time the Trustee does not intend to propose any significant changes to the Trustee's Amended Plan. On August 14, 1998 the Trustee filed a pleading designating his proposed seven (7) person board of directors for the Reorganized Debtor. The currently proposed board members are
(1) Steven H. Stepanek, (2) Hal Dittmer, (3) James Bernard, (4) Ralph Cox,
(5) Michael Devitt, (6) Michael Fowler and (7) either Mary Draper,
Gerald Wedren or Roger Segal. The pleading also contained the Trustee's proposed Restated and Amended By-Laws and Certificate of Incorporation for the Reorganized Debtor.

As set forth in the Trustee's Amended Disclosure Statement, the Trustee is of the opinion, based upon the particular facts involved in the Company's bankruptcy proceeding, that the Company will be required to pay some interest on the approximately $100,000,000.00 in "senior" bank, trade and current debenture debt. Accordingly, the Trustee has reflected on the Company's books and reflected in the Company's Corporate Income Tax Returns for the year ended December 31, 1997 the interest liability on the approximate $100,000,000.00 of "senior" claims from the petition date at the rates of interest set forth in the Trustee's Amended Plan.

Preparation of the 1997 U.S. Corporate Income Tax Return has been completed and the tax return was filed in late July, 1998, along with a request pursuant to 11 U.S.C. Section 505 (b) for a prompt tax determination. The
return reflects no tax due and owing.   The Company's net operating loss
carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending
December 31, 1997 is approximately $23,700,000.00 and approximately $26,700,000.00 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards. Neither the Trustee nor his tax professionals can or do make any representations concerning the Company's tax situation as the Company's 1997 federal income tax return is subject to review by the Internal Revenue Service.

To the extent the Company possesses net operating loss carry forwards, the Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of Section 382 of the Internal Revenue Code.

In preparation for the possible reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and a hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits for years 1994, 1995, 1996 and 1997.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker) has completed its initial work in estimating the value of the Company's (and its affiliates') business assets. The Trustee has made public the summary of such work performed by Bear, Stearns & Company as Exhibit "2" to the Trustee's Amended Disclosure Statement. Based in part upon the work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning the Trustee's Amended Plan and issues relating thereto.

For over a year, the Trustee (represented by Weil, Gotshal & Manges, L.L.P) has been attempting to resolve the unsecured claim filed by John D. Weesner (Proof of Claim number 3). Weesner's claim arises from Bonneville Pacific Corporation's efforts in the late 1980's to build and operate small, wood-fired electric power generation plants in Vermont. During that period, Bonneville Pacific Corporation entered into various agreements with Weesner, including (1) an agreement whereunder Bonneville Pacific Corporation is by virtue of a guarantee contingently liable for certain royalty payments that Weesner currently receives from the operation of one plant (the "Ryegate Project"), and (2) an agreement to make certain payments to Weesner in the event that Bonneville Pacific Corporation developed another, similar plant (the "Springfield Project"). Subsequent to entering into the agreements with Weesner, Bonneville Pacific Corporation sold its interest in the Ryegate Project and determined that development of the Springfield Project was commercially impossible. Weesner in his filed proof of claim asserts that he is owed an undetermined amount of money (which he estimates could be many millions of dollars) in respect of Bonneville Pacific Corporation's contingent liability of the Ryegate Project royalties, to compensate him in the event that such payments are not made by the current owners of the plant. In the opinion of the Trustee, Weesner has been unwilling to settle his proof of claim in a manner that reflects a realistic assessment of its true value.
The Trustee has filed a formal objection to such claim and is proceeding with discovery. A hearing on the objection has not yet been scheduled.

                     DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                   Cash Receipts and Disbursements Statement
                        For Period July 1 - July 31, 1998

                               CASH RECONCILIATION

1.  Beginning Cash Balance:                                   $156,392,873.02

2.  Cash Receipts:  (See Page 2 of 2)             675,278.46

3.  Cash Disbursements:  (See Page 2 of 2)       (214,935.24)
                                                  ----------
4.  Net Cash Flow:                                                 460,343.22
                                                                   ----------
5.  Ending Cash Balance:                                      $156,853,216.24
                                                              ===============


                   CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                          AMOUNT                FINANCIAL INSTITUTION
PAYROLL ACCOUNT                          $995.49       FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                       515.72       KEY BANK OF UTAH
GENERAL CORP CASH                     310,893.76       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT           458,086.24  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT         11,415,013.85  (A)  US BANK
CHPTR 11 TRUSTEE - JT CD           20,282,037.04  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD           27,382,350.89  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS            32,042.32  (A)  BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT    96,886,860.28  (A)  NATIONS BANK
PROCEEDS FROM ASSET SALES               4,181.52  (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE            80,239.13       KEY BANK OF UTAH
                                       ---------
                                 $156,853,216.24
                                 ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                     Form 2-B
                                                                  Page 1 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                       For Period July 1 - July 31, 1998
                            CASH RECEIPTS JOURNALS

BANK ACCOUNT                          TOTAL          PAGE REF
PAYROLL ACCOUNT                          $20,170.76      A
PAYROLL TAX ACCOUNT                        9,349.68      B
GENERAL CORP CASH                        183,014.84      C
CHPTR 11 TRUSTEE JOINT ACCT                3,513.96      E
CHPTR 11 TRUSTEE - CD ACCT                     0.00     N/A
CHPTR 11 TRUSTEE - JT CD               5,000,000.00      F
CHPTR 11 TRUSTEE - JT CD                  70,515.96     N/A
CHPTR 11 TRUSTEE JT SAVINGS                  118.21      G
CHPTR 11 TRUSTEE JOINT MMA ACCT          417,910.10      H
PROCEEDS FROM ASSET SALES                      9.61      I
KYOCERA MAINTENANCE RESERVE               10,195.78      J
                                          ---------
                                       5,714,798.90
     LESS:  ACCOUNT TRANSFERS         (5,039,520.44)
                                       ------------
     TOTAL CASH RECEIPTS                $675,278.46
                                        ===========


                         CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                         TOTAL           PAGE REF
PAYROLL ACCOUNT                         $20,207.48       A
PAYROLL TAX ACCOUNT                       9,353.53       B
GENERAL CORP CASH                       224,894.67       D
CHPTR 11 TRUSTEE JOINT ACCT           5,000,000.00       E
CHPTR 11 TRUSTEE - CD ACCT                    0.00      N/A
CHPTR 11 TRUSTEE - JT CD                      0.00       F
CHPTR 11 TRUSTEE - JT CD                      0.00      N/A
CHPTR 11 TRUSTEE JT SAVINGS                   0.00       G
CHPTR 11 TRUSTEE JOINT MMA ACCT               0.00       H
PROCEEDS FROM ASSET SALES                     0.00       I
KYOCERA MAINTENANCE RESERVE                   0.00       J
                                              ----
                                      5,254,455.68
     LESS:  ACCOUNT TRANSFERS        (5,039,520.44)
                                      ------------
     TOTAL CASH DISBURSEMENTS          $214,935.24
                                       ===========

                                                                     Form 2-B
                                                                  Page 2 of 2

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                               Payroll Account
                       For Period July 1 - July 31, 1998


                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
07/13/98  CK# 7100   BPC - GENERAL            $10,046.91   PAYROLL TRANSFER
07/28/98  CK# 7125   BPC - GENERAL             10,123.85   PAYROLL TRANSFER
                                               ---------
          TOTAL CASH RECEIPTS                 $20,170.76
                                              ==========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT       DESCRIPTION
07/15/98             PAYROLL SUMMARY           $10,046.91
07/31/98             PAYROLL SUMMARY            10,123.85
07/31/98  BANK STMT  FIRST SECURITY BANK            36.72   SERVICE CHARGE
                                                    -----
          TOTAL CASH DISBURSEMENTS             $20,207.48
                                               ==========

                                       A

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                             Payroll Tax Account
                      For Period July 1 - July 31, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
07/13/98  CK# 7099   BPC - GENERAL            $4,364.14    PR TAX TRANSFER
07/23/98  CK# 7121   BPC - GENERAL               581.46    PR TAX TRANSFER
07/28/98  CK# 7124   BPC - GENERAL             4,404.08    PR TAX TRANSFER
                                               --------
          TOTAL CASH RECEIPTS                 $9,349.68
                                              =========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                           AMOUNT     DESCRIPTION
07/13/98  KEY TAX    KEY BANK OF UTAH                $3,630.51  FEDERAL TAX DEPOSIT
07/23/98  KEY TAX    KEY BANK OF UTAH                    54.98  FEDERAL UNEMPLOYMENT TAX
07/23/98  CK #1261   UTAH DEPT OF WORKFORCE SERVICES    526.48  STATE UNEMPLOYEMENT TAX
07/28/98  KEY TAX    KEY BANK OF UTAH                 3,663.55  FEDERAL TAX DEPOSIT
07/28/98  CK# 1262   UTAH ST TAX COMMISSION           1,474.16  STATE TAX DEPOSIT
07/31/98  BANK STMT  KEY BANK OF UTAH                     3.85  BANK SERVICE CHARGE
                                                          ----
          TOTAL CASH DISBURSEMENTS                   $9,353.53
                                                     =========

                                      B

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                      For Period July 1 - July 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                       AMOUNT       DESCRIPTION
07/08/98  DS070898   US BANK                      $26,754.93  INTEREST INCOME
07/21/98  DS072198   SAN DIEGO GAS & ELECTRIC       2,838.86  ENERGY REVENUE-KYOCERA
07/21/98  DS072198   SEDGWICK OF COLORADO             807.00  INSURANCE PREMIUM REFUND
07/21/98  DS072198   BONNEVILLE FUELS CORP          1,925.43  EXPENSE REIMBURSEMENT
07/28/98  DS072898   KYOCERA AMERICA               86,183.64  ENERGY REVENUE-KYOCERA
07/28/98  DS072898   MARCIA CUSTER                      8.50  EXPENSE REIMBURSEMENT
07/28/98  DS072898   US BANK                       26,754.94  INTEREST INCOME
07/31/98  DS073198   BONNEVILLE NEVADA CORP         1,380.89  EXPENSE REIMBURSEMENT
07/31/98  DS073198   BONNEVILLE PACIFIC SERVICES   35,206.95  EXPENSE REIMBURSEMENT
07/31/98  BANK STMT  KEY BANK OF UTAH               1,153.70  INTEREST INCOME
                                                    --------
          TOTAL CASH RECEIPTS                    $183,014.84
                                                 ===========

                                     C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                      For Period July 1 - July 31, 1998


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #    PAYEE                               AMOUNT     DESCRIPTION
07/02/98  1007078  BENEFICIAL LIFE INSURANCE             $898.69  INSURANCE-LIFE
07/02/98  1007079  BPC-KYOCERA MAINT RESERVE           10,000.00  TRANSFER-KYOCERA MAINT
07/02/98  1007080  COMPUTER CITY                          425.31  COMPUTER EQUIPMENT
07/02/98  1007081  DORN ASSOCIATES LTD                 10,906.00  RENT-OFFICE SPACE & PARKING
07/02/98  1007082  FIRST CONTINENTAL LIFE & ACCIDENT    3,512.98  INSURANCE-DENTAL
07/02/98  1007083  HERITAGE PRODUCTS INC                  554.29  OFFICE SUPPLIES & EXPENSE
07/02/98  1007084  MOUNT OLYMPUS WATER                     18.03  OFFICE SUPPLIES & EXPENSE
07/02/98  1007085  SWIRE COCA-COLA USA                    119.91  OFFICE SUPPLIES & EXPENSE
07/02/98  1007086  TRAVEL ZONE CRUISE ZONE                463.00  TRAVEL EXPENSE
07/02/98  1007087  UNUM LIFE INSURANCE CO               1,795.50  INSURANCE-DISABILITY
07/08/98  1007088  AIRBORNE EXPRESS                        38.86  EXPRESS MAIL EXPENSE
07/08/98  1007089  AMERICAN INSTITUTE OF CPA'S            120.00  DUES & SUBSCRIPTIONS
07/08/98  1007090  BONNEVILLE PACIFIC SERVICES            758.76  KYOCERA-O&M EXPENSE
07/08/98  1007091  COMPUSERVE                               9.95  OFFICE SUPPLIES & EXPENSE
07/08/98  1007092  FRONTIER COMMUNICATIONS                546.49  TELEPHONE EXPENSE
07/08/98  1007093  GENERATOR POWER SYSTEMS INC         13,241.60  KYOCERA-O&M EXPENSE
07/08/98  1007094  XEROX CORPORATION                      352.26  OFFICE SUPPLIES & EXPENSE
          1007095  VOID
7/10/98   1007096  BSA ADVERTISING INC                 30,785.09 *OFFICE SUPPLIES & EXPENSE
07/10/98  1007097  RR DONNELLEY                        15,000.00 *OFFICE SUPPLIES & EXPENSE
07/13/98  1007098  CENTRAL PARKING SYSTEMS                 10.00  RENT-PARKING
07/13/98  1007099  BPC-PAYROLL TAX ACCT                 4,364.14  TRANSFER-PAYROLL TAX ACCT
07/13/98  1007100  BPC-PAYROLL ACCT                    10,046.91  TRANSFER-PAYROLL ACCT
07/13/98  1007101  WELLS FARGO BANK                       846.02  401K CONTRIBS & LOAN PMTS
          1007102  VOID
07/13/98  1007103  US POSTAL SERVICE                    1,130.00  OFFICE SUPPLIES & EXPENSE
07/17/98  1007104  AUTOMATED OFFICE SYSTEMS INC           294.32  OFFICE SUPPLIES & EXPENSE
07/17/98  1007105  THE COBB GROUP                          24.95  DUES & SUBSCRIPTIONS
07/17/98  1007106  MOUNT OLYMPUS WATER                     10.64  OFFICE SUPPLIES & EXPENSE
07/17/98  1007107  MOUNTAIN STATES OFFICE PRODUCTS         92.52  OFFICE SUPPLIES & EXPENSE
07/17/98  1007108  THE PLANT GALLERY                      250.70  OFFICE SUPPLIES & EXPENSE
07/17/98  1007109  PROTEL                                  37.22  OFFICE SUPPLIES & EXPENSE
07/17/98  1007110  REDMAN VAN & STORAGE CO              1,060.47  RENT-STORAGE
07/17/98  1007111  SAN DIEGO GAS & ELECTRIC               101.26  KYOCERA-O&M EXPENSE
07/17/98  1007112  TIME & INSTRUMENT COMPANY               62.00  OFFICE SUPPLIES & EXPENSE
07/22/98  1007113  AIRBORNE EXPRESS                        18.48  EXPRESS MAIL EXPENSE
07/22/98  1007114  GENERATOR POWER SYSTEMS INC          1,957.50  KYOCERA-O&M EXPENSE
07/22/98  1007115  US BANKRUPTCY COURT                  2,007.00  COURT FEES
07/22/98  1007116  MOUNT OLYMPUS WATER                     24.04  OFFICE SUPPLIES & EXPENSE
07/22/98  1007117  CLARK MOWER                            709.75  TRAVEL REIMBURSEMENT
07/22/98  1007118  US SHRED LLC                            45.00  OFFICE SUPPLIES & EXPENSE
07/22/98  1007119  US WEST COMMUNICATIONS                 781.26  TELEPHONE EXPENSE
07/22/98  1007120  US TRUSTEE                           7,500.00  2ND QUARTER  FEE
07/23/98  1007121  BPC-PAYROLL TAX ACCT                   581.46  TRANSFER-PAYROLL TAX ACCT

* Plan confirmation expense - print, publish and mail

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                       For Period July 1 - July 31, 1998


                     CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #      PAYEE                            AMOUNT       DESCRIPTION
07/23/98  1007122    WORKERS COMP FUND OF UT               261.84  INSURANCE-WORKERS COMP
07/28/98  1007123    ALPHA GRAPHICS                         18.81  OFFICE SUPPLIES & EXPENSE
07/28/98  1007124    BPC-PAYROLL TAX ACCT                4,404.08  TRANSFER-PAYROLL TAX ACCT
07/28/98  1007125    BPC-PAYROLL ACCT                   10,123.85  TRANSFER-PAYROLL ACCT
07/28/98  1007126    CENTRAL PARKING SYSTEMS               256.00  RENT-PARKING
07/28/98  1007127    TRAVEL ZONE CRUISE ZONE             1,412.72  TRAVEL EXPENSE
07/28/98  1007128    WELLS FARGO BANK                      846.02  401K CONTRIBS & LOAN PMTS
07/28/98  1007129    STATE OF DELAWARE CORP DIVISION    79,020.00  FRANCHISE TAX
07/28/98  1007130    STATE OF DELAWARE CORP DIVISION     7,000.00  FRANCHISE TAX
07/31/98  BANK STMT  KEY BANK OF UTAH                       48.99  BANK SERVICE CHARGE
                                                            -----
          TOTAL CASH DISBURSEMENTS                    $224,894.67
                                                      ===========

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                       Chapter 11 Trustee Joint Account
                      For Period July 1 - July 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
07/31/98  BANK STMT  KEY BANK                 $3,513.96    INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT         DESCRIPTION
07/31/98             BONNEVILLE PACIFIC CORP  $5,000,000.00  TRANSFER

                                      E

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                       Chapter 11 Trustee JT - CD Account
                       For Period July 1 - July 31, 1998


                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT         DESCRIPTION
07/31/98  BANK STMT  KEY BANK OF UTAH         $5,000,000.00  TRANSFER


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
                     NONE

                                     F

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT  - CD Account
                      For Period July 1 - July 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
07/31/98  BANK STMT  BANK ONE                 $70,515.96   INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
                     NONE

                                      G

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Chapter 11 Trustee JT Savings
                     For Period July 1 - July 31, 1998


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
07/31/98  BANK STMT  BANK ONE                 $118.21      INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
                     NONE

                                      H

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                      Chapter 11 Trustee JT - MMA Account
                       For Period July 1 - July 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
07/31/98  BANK STMT  NATIONS BANK             $417,910.10  INTEREST INCOME

                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
                     NONE

                                     I

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                          Proceeds From Asset Sales
                     For Period July 1 - July 31, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
07/31/98  BANK STMT  KEY BANK OF UTAH         $9.61       INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT      DESCRIPTION
                     NONE

                                     J

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Kyocera Maintenance Reserve
                      For Period July 1 - July 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                      AMOUNT       DESCRIPTION
07/01/98  CK# 7079   BONNEVILLE PACIFIC CORP    $10,000.00   TRANSFER
07/31/98  BANK STMT  KEY BANK OF UTAH               195.78   INTEREST INCOME
                                                    ------
          TOTAL CASH RECEIPTS                   $10,195.78
                                                ==========


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
                     NONE

                                     K

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                                 Balance Sheet
                              As of July 31, 1998

ASSETS
Current Assets:
   Cash                                           $156,853,216
   Accounts receivable - trade                          98,167
   Accounts receivable - settlements (Note 4)        1,500,000
   Accounts receivable - affiliates                     25,888
   Prepaid insurance                                     4,999
   Accrued interest receivable                         317,494
                                                       -------
   Total current assets                                          $158,799,764
Fixes Assets:
   Land                                                198,424
   Equipment, furniture and fixtures                 3,818,715
                                                     ---------
   Total fixed assets                                4,017,139
   Less:  Accumulated depreciation                  (3,249,734)
                                                     ---------
   Net fixed assets                                                   767,405
Other Assets:
   Investment in and advances to subsidiaries
      and partnership (Note 7)                      28,985,054
   Other assets                                          1,820
                                                         -----
   Total other assets                                              28,986,874
                                                                   ----------
TOTAL ASSETS                                                     $188,554,043
                                                                 ============
LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                            $88,528
   Accounts payable - professional fees
      and costs                                      1,225,983
   Accrued income taxes payable (Note 5)                     0
   Taxes payable                                             0
   Accrued interest                                 49,731,368
                                                    ----------
   Total post-petition liabilities                                $51,045,879
Pre-Petition Liabilities:
   Priority claims                                       5,180
   Secured debt                                              0
   Unsecured debt (Notes 1 and 3)                   99,953,656
                                                    ----------
Total Pre-Petition Liabilities                                     99,958,836
                                                                   ----------
TOTAL LIABILITIES                                                 151,004,715

Commitments and Contingent Liabilities (Note 3)

OWNER'S EQUITY
Capital Stock or Owner's Investment                    213,752
Paid-In-Capital                                    121,590,029
Treasury Stock                                      (2,308,255)
Retained Earnings:
   Pre-Petition                                    (56,551,908)
   Post-Petition (Note 6)                          (25,394,290)
                                                    ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                               37,549,328
                                                                   ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                             $188,554,043
                                                                 ============

                                                                     Form 2-C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Profit and Loss Statement
                    For Period July 1 to July 31, 1998


Gross operating revenue                               $177,028
Less discount, returns and allowances                        0
   Net operating revenue                                             $177,028

   Cost of goods sold                                                (110,298)
                                                                      -------
   Gross profit                                                        66,730

Operating expenses:
   Salaries and wages                                   29,879
   Rent and leases                                       2,029
   Payroll taxes                                        10,626
   Insurance                                               550
   Other taxes and licenses                              1,527
   Other                                                53,209
                                                        ------
   Total operating expenses                                           (97,820)
                                                                       ------
   Operating income (loss)                                            (31,090)

Legal and professional fees and costs (Note 4)         111,424
Depreciation, depletion and administration               3,617
Claims settlement expense                                    0
Interest expense                                       636,648
                                                       -------
   Total                                                             (751,689)
                                                                      -------
   Net operating income (loss)                                       (782,779)

Non-operating income and (expenses):
   Interest income                                     690,308
   Other income - settlements                                0
   Approved claims                                           0
   Other income                                              0
   Equity in earnings (losses) of subsidiaries
      And partnerships (Note 2)                        727,518
                                                       -------
         Net non-operating income or (expenses)                     1,417,826
                                                                    ---------
         Net income (loss) before income taxes                        635,047

         Provision for income taxes (benefit) (Note 5)                      0
                                                                            -
         NET INCOME (LOSS)                                           $635,047
                                                                     ========


                                                                     Form 2-D
                                                                  Page 1 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                 General Notes to Financial Statements
                  For Period July 1 to July 31, 1998


1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in The Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are Generally recorded when earned rather than when received and expenses are generally Recognized when the obligation is incurred rather than when the expenses are paid. During the bankruptcy, until the December 31, 1997 Financial Statements, accrued interest Payable has been recorded only on post-petition debt, where such is contractually due, And pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. The Financial Statements included in Monthly Financial Reports for all reporting periods prior to December 1, 1997 Have not included any accrual of interest on any pre-petition unsecured debt. However, in Light of the Conditional Letter Agreement signed by the Trustee and holders of certain Senior claims that provides for the calculation and payment of post-petition interest on Certain pre-petition unsecured debt, interest has now been accrued on certain pre-petition Unsecured debt consistent with the interest rates set forth in the Conditional Letter Agreement. For further information see Amended Disclosure Statement for the Trustee's Amended Chapter 11 Plan dated 4/22/98.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating Efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels
    Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential Claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $10,000,000.00, limited partner claims in the approximate amount of $2,900,000.00, Section 510(b) equity claims in the approximate amount of $44,000,000.00 (including the allowed compromised claim of CIGNA and the ESOP claim as allowed on January 12, 1998 in the amount of $984,245.37), $8,945,000.00 in deeply Subordinated claims, $400,000.00 for attorneys of certain senior creditor's fees as agreed in the Conditional Letter Agreement, potential administrative fees which may be allowed by The Bankruptcy Court and the contingent unsecured claim of John Weesner (proof of Claim #3). For further information see Amended Disclosure Statement for the Trustee's Amended Chapter 11 Plan dated 4/22/98.

    The recording of the above described liabilities or potential claims, if allowed, will reduce equity by a corresponding amount.

                                                                     Form 2-D
                                                                  Page 2 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    General Notes to Financial Statements
                               (Continued)
                     For Period July 1 to July 31, 1998


    For further information concerning liabilities and potential claims, see the Amended Disclosure Statement for the Trustee's Amended Chapter 11 Plan dated 4/22/98.

4. Accounts Receivable Settlement represent only court approved settlements where all conditions precedent have occurred and the settlement was fully effective as of July 31, 1998 and are reflected on the July 31, 1998 Financial Statements. Approved settlement is as follows:

           Piper Jaffray                    1,500,000

5. As of December 31, 1997, Bonneville and Subsidiaries had approximately $23,700,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and Approximately $26,700,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can Be offset by Alternative
    Minimum Tax Loss carry-forwards.   The future utilization of the net
    Operating loss and certain other tax attributes may be subject to limitation pursuant to the Provisions of IRC Section 382. Neither the Trustee nor his tax professionals can or do make Any representations concerning the Company's tax situation as the Company's 1997 federal income tax return is subject to review by the Internal Revenue Service.

6. Retained earnings post-petition have been impacted by the accrual of post-petition interest On pre-petition unsecured debt at rates set forth in the Conditional Letter Agreement dated December 31, 1997.

7. Investment in and advances to subsidiaries and partnerships is book value and is impacted by the dividends paid from the subsidiaries to the Company. The value stated (based upon The valuation work of Trustee's Financial Advisor) is believed to be materially less than the Current market value of such assets. See Exhibit "2" to the Amended Disclosure Statement for the Trustee's Amended Chapter 11 Plan dated 4/22/98.

                                                                     Form 2-D
                                                                  Page 3 of 3

                              DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                         Case No. 91A-27701
                               Taxes Payable Schedule (Post-Petition)
                               For the Period July 1 to July 31, 1998


                              Beginning                                Payments    Date      Check    Ending
                              Balance      Adjustments   Additions     Deposits    Paid      Numb.    Balance
Income tax withheld:
   Federal                          $0.00       $0.00     ($4,398.06)   $2,190.89  07/15/98  KEY TAX       $0.00
                                                                         2,207.17  07/31/98  KEY TAX

   State                             0.00                  (1,474.16)    1,474.16  07/31/98  1262           0.00

FICA tax withheld                    0.00                  (1,448.00)      719.81  07/15/98  KEY TAX
                                                                           728.19  07/31/98  KEY TAX        0.00

Employer's FICA tax                  0.00                  (1,448.00)      719.81  07/15/98  KEY TAX
                                                                           728.19  07/31/98  KEY TAX        0.00

Unemployment tax:
   Federal                           0.00                     (54.98)       54.98  07/23/98  KEY TAX        0.00
   State                             0.00                    (526.48)      526.48  07/23/98  1261           0.00

Sales, use & excise taxes            0.00                                                                   0.00
   Property taxes                    0.00                  (2,300.00)                                  (2,300.00)

Accrued income tax:
   Federal                           0.00                                                                   0.00
   State                             0.00                                                                   0.00

Delaware franchise tax         (94,000.00)   7,980.00                   79,020.00  07/28/98  1007129
                                                                         7,000.00  07/28/98  1007130
Employee withholding                 0.00        0.00      (1,528.64)      764.32  07/13/98  1007101        0.00
                                     ----        ----       --------       764.32  07/28/98  1007128
                                                                           ------
TOTALS                        ($94,000.00)  $7,980.00    ($13,178.32)  $96,898.32                     ($2,300.00)
                               ==========   =========     ==========   ==========                      =========

(*) Amount subject to results of audit.

                      DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                Case No. 91A-27701
                                Insurance Schedule
                       For Period July 1 to July 31, 1998

                                                                            Policy
                                                                Amount of   Expiration   Premium Paid
                           Carrier/Agent                        Coverage    Date         Thru Date
Worker's Compensation      Various State Funds                  Statutory
                                                                $1,000,000  (A)          07/31/98

General Liability          Travelers Insurance/
                           Sedgwick James                        5,000,000  08/17/99     08/17/98

Vehicles                   Travelers Insurance/
   (Hired/Non-Owned)       Sedgwick James                        5,000,000  08/17/99     08/17/98

Property:
   Bonneville Pacific      Federal Insurance Co./
                           Sedgwick James                          735,000  08/17/99     08/17/98

   Kyocera                 Federal/Hartford Steam/Agriculture
                           Sedgwick James                        5,697,000  08/17/99     08/17/98

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                                                                     Form 2-E
                                                                  Page 2 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    Accounts Receivable and Payable Aging
                      For Period July 1 to July 31, 1998


                                                       Accounts
                            Non-Affiliate   Accounts     Payable
                            Accounts        Payable      Professional
                            Receivable      Trade        Fees
Under 30 days               $1,598,167          $7,954   $1,225,983
30 to 60 days                        0           8,200            0
61 to 90 days                        0               0            0
Over 90 days                         0           4,574            0
                                     -           -----            -
Total post-petition          1,598,167          20,728    1,225,983

Pre-petition amounts                 0       3,664,200            0
                                     -       ---------            -
Total accounts receivable   $1,598,167
                            ==========
Total accounts payable                      $3,684,928   $1,225,983
                                            ==========   ==========


                            Affiliate
                            Accounts
                            Receivable

Under 30 days                   $4,781
30 to 60 days                   21,107
61 to 90 days                        0
Over 90 days                         0
                                     -
Total post-petition
   affiliate accounts
   receivable                  $25,888
                               =======

                                                                     Form 2-E
                                                                  Page 3 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
 Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                     For Period July 1 to July 31, 1998


                                                Date of
                                                Court      Estimated
                                 Amount Paid    Approval   Balance Due
Court Appointed Trustee                   $0        -        $107,768    (1)
Trustee's Counsel                          0        -         314,176    (1)
Trustee's Accountants                      0        -          59,112
Trustee's Special Plan Counsel             0        -         150,000
Special Litigation Counsel for
   Trustee - Costs                         0        -               0
   Trustee - Fees                          0        -         495,000    (2)
Auditors                                   0        -          99,927
Financial Consultants                      0        -               0    (3)
                                           -                        -
   Total                                  $0               $1,225,983
                                          ==               ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee and or the Trustee's professionals.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees fees that have been accrued on settlements approved by the Court are as follows:

       $1,500,000.00 - Piper Jaffray Settlement (due 9/98)   Fees - $495,000

(3) The financial consultants received a retainer in the amount of $100,000. The estimated remaining liability to the financial consultants is equal to the $100,000 retainer.

                                                                     Form 2-E
                                                                  Page 4 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                 Schedule of Payments to Principal/Executives
                      For Period July 1 to July 31, 1998


Payee Name          Position     Nature of Payment     Amount
Ralph F. Cox        Director     Director Fees              $0.00

Calvin L. Rampton   Director     Director Fees              $0.00

Clark M. Mower      President    Salary                $12,833.34
                                 Expense Reimbursement    $709.75

                                                                     Form 2-E
                                                                  Page 5 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                            Quarterly Fee Summary
                          Month Ended July 31, 1998

                           Cash           Quarterly   Payment
                           Disbursement   Fee Due     Check No.   Date
January                      $377,740.24
February                      169,278.67
March                         149,371.16
                              ----------
   Total 1st Quarter          696,390.07  $3,750.00   1006970     04/24/98

April                       1,903,079.51
May                           105,288.54
June                          185,124.57
                              ----------
   Total 2nd Quarter        2,193,492.62  $7,500.00   1007150     07/22/98

July                          214,935.24
August
September
   Total 3rd Quarter

October
November
December
   Total 4th Quarter


(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F